Edward Jones Money Market Fund

INVESTMENT SHARES (TICKER JNSXX)
RETIREMENT SHARES (TICKER JRSXX)

SUPPLEMENT TO CURRENT STATEMENT OF ADDITIONAL INFORMATION

As of January 1, 2011, John T. Conroy, Jr. Ph.D. retired from his position as a Trustee of the Fund and as a member of the Nominating Committee.

March 3, 2011

Edward Jones Money Market Fund
201 Progress Parkway
Maryland Heights, Missouri 63043
1-800-331-2451

Edward Jones, Distributor

Q450819 (2/11)